UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934 Date of Report (Date of earliest event reported) July 23, 2018

INDIGENOUS ROOTS CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-55873	20-5243308
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1425 McCurdy Road East, Kelowna, BC V1P 1B4
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (250) 601-1010

American Paramount Gold Corp.
2220 Horizon Drive East, West Kelowna, BC V1Z 3L4
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.02 DEPARTURE OF DIRECTOR OR CERTAIN OFFICER; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS;

On July 23, 2018, the Company accepted the resignations of the following directors: Robert Louie, Ronald Cannan, Donald Schultz, Darryl Deadmarsh, Kelly Sherman, Isaac Laboucan-Avirom and Robert Kay.

The resignations were mutually agreed on by the Company and the directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDIGENOUS ROOTS CORP.

/s/ Michael Matvieshen
Michael Matvieshen
President, Director

September 24, 2018